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                                                                    Exhibit 10.1

                                                                  CONFORMED COPY

                                AMENDMENT NO. 5

     AMENDMENT NO. 5 (the "Amendment") dated as of June 30, 2002 of the Credit Agreement dated as of April 7, 1994 and amended and restated as of March 15, 1999, as amended by Waiver and Amendment No. 1 dated as of December 16, 1998, further amended and restated as of March 15, 1999, further amended by Amendment No. 1 dated as of April 23, 1999, further amended and restated as of April 12, 2000 and September 30, 2000, further amended by Amendment No. 1 dated as of December 31, 2000, further amended and restated as of April 15, 2001 and further amended by Waiver and Amendment No. 1 dated as of June 15, 2001, Amendment No. 2 dated as of September 28, 2001, Waiver and Amendment No. 3 dated as of December 10, 2001 and Amendment No. 4 dated as of March 30, 2002 (the "Credit Agreement"), among APPLIED EXTRUSION TECHNOLOGIES, INC. (the "Company"), the LENDERS party thereto (the "Lenders") and JPMORGAN CHASE BANK, formerly known as THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H :

     WHEREAS, the Company and the Lenders have agreed to amend the interest coverage ratio and leverage ratio covenants;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Definitions; References. Unless otherwise specifically defined in the recitals above, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

     Section 2. Amendment of Section 9.10. The chart set forth in Section 9.10 of the Credit Agreement is amended for the period set forth below to read as follows:

     Period                                                               Ratio

     April 1, 2002 through June 30, 2002                                  1.35:1

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     Section 3. Amendment of Section 9.11. The chart set forth in Section 9.11
(a) of the Credit Agreement is amended for the period set forth below to read as follows:

     Period                                                               Ratio

     April 1, 2002 through June 30, 2002                                  6:75:1

     Section 4. Amendment of Section 9.20.Section 9.20 of the Credit Agreement is amended by adding "(a)" at the beginning thereof and the following subsection
(b) at the end thereof:

     (b) The aggregate amount of cash and Liquid Investments of the Company and its Subsidiaries shall not exceed $5,000,000 at the close of business on any day when Loans are outstanding, it being understood that cash and Liquid Investments of the Company held in Rabbi Trusts pursuant to the Company's Amended and Restated Executive Deferred Compensation Plan dated August 14, 2001 and the Amended and Restated 1999 Supplemental Executive Retirement plan dated August 10, 2001 shall not be counted for purposes of the $5,000,000 limitation set forth in this Section 9.20(b).

     Section 5. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company and its Subsidiaries made in each Basic Document shall be true (or, in the case of Basic Documents which are not Financing Documents, true in all material respects) on and as of the Amendment Effective Date (as hereinafter defined) to the same extent as they would be required to be under Section 7.01 (b) on the occasion of any Loan or issuance of any Letter of Credit and (ii) no Default will have occurred and be continuing on such date.

     Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK

     Section 7. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") when the Administrative Agent shall have received from each of the Company and the Majority Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

                                       2

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       APPLIED EXTRUSION TECHNOLOGIES, INC.


                                       By /s/ Joan M. Stone
                                          -----------------------------------
                                          Name:  Joan M. Stone
                                          Title: Vice President and Treasurer


                                       JPMORGAN CHASE BANK, formerly known as
                                          THE CHASE MANHATTAN BANK


                                       By /s/ Peter A. Dedousis
                                          -----------------------------------
                                          Name:  Peter A. Dedousis
                                          Title: Managing Director


                                       LASALLE BUSINESS CREDIT, INC.


                                       By /s/ Karoline A. Moxham
                                          -----------------------------------
                                          Name:  Karoline A. Moxham
                                          Title: Assistant Vice President


                                       FLEET NATIONAL BANK


                                       By /s/ Gregory T. Galligan
                                          -----------------------------------
                                          Name:  Gregory T. Galligan
                                          Title: Assistant Vice President

                                       3

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                                       PNC BANK, N.A.


                                       By
                                          -----------------------------------
                                          Name:
                                          Title:


                                       WACHOVIA BANK, NATIONAL
                                       ASSOCIATION, formerly known as
                                       FIRST UNION NATIONAL BANK


                                       By
                                          -----------------------------------
                                          Name:
                                          Title:


                                       PROVIDENT BANK


                                       By /s/ Cary M. Sierzputowski
                                          -----------------------------------
                                          Name:  Cary M. Sierzputowski
                                          Title: Vice President

                                       4